= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM T-1 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) |__| ___________________________ THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (Exact name of trustee as specified in its charter) 95-3571558 (Jurisdiction of incorporation (I.R.S. employer if not a U.S. national bank) identification no.) 400 South Hope Street Suite 500 Los Angeles, California 90071 (Address of principal executive offices) (Zip code) ___________________________ Exelon Corporation (Exact name of obligor as specified in its charter) Pennsylvania 23-2990190 (State or other jurisdiction of (I.R.S. employer incorporation or organization) identification no.) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (Address of principal executive offices) (Zip code) ___________________________ Senior Debt Securities (Title of the indenture securities) = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = 7667121_1

1. General information. Furnish the following information as to the trustee: (a) Name and address of each examining or supervising authority to which it is subject. Name Address Comptroller of the Currency Washington, DC 20219 United States Department of the Treasury Federal Reserve Bank San Francisco, CA 94105 Federal Deposit Insurance Corporation Washington, DC 20429 (b) Whether it is authorized to exercise corporate trust powers. Yes. 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation. None. 16. List of Exhibits. Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d). 1. A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875). 2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948). 3. A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875). - 2 -

4. A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762). 6. The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875). 7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. - 3 -

SIGNATURE Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 23rd day of August, 2019. THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. By: /s/ Lawrence M. Kusch Name: Lawrence M. Kusch Title: Vice President - 4 -

EXHIBIT 7 Consolidated Report of Condition of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. of 400 South Hope Street, Suite 500, Los Angeles, CA 90071 At the close of business June 30, 2019, published in accordance with Federal regulatory authority instructions. Dollar amounts in thousands ASSETS Cash and balances due from depository institutions: Noninterest-bearing balances and currency and coin....................................................................................................................5,028 Interest-bearing balances .............................................................................................................196,605 Securities: Held-to-maturity securities.................................................................................................................... 0 Available-for-sale securities ........................................................................................................196,169 Equity securities with readily determinable fair values not held for trading……………………………………………………………………..NR Federal funds sold and securities purchased under agreements to resell: Federal funds sold ..................................................................................................................................0 Securities purchased under agreements to resell....................................................................................0 Loans and lease financing receivables: Loans and leases held for sale ................................................................................................................0 Loans and leases, held for investment…………………………………0 LESS: Allowance for loan and lease losses………………………………………………0 Loans and leases held for investment, net of allowance ………………………………………… 0 Trading assets.......................................................................................................................................................0 Premises and fixed assets (including capitalized leases) ..........................................................................................................................25,391 Other real estate owned........................................................................................................................................0 Investments in unconsolidated subsidiaries and associated companies ………………………………………………………………………………………….. 0 Direct and indirect investments in real estate ventures ……………………………………………………… 0 Intangible assets.........................................................................................................................................857,436 Other assets................................................................................................................................................101,896 Total assets .......................................................................................................................................... $1,382,525 7666043_1 1

LIABILITIES Deposits: In domestic offices .................................................................................................................................4,050 Noninterest-bearing……………………………………………………………..4,050 Interest-bearing…………………………………………………………….……0 Not applicable Federal funds purchased and securities sold under agreements to repurchase: Federal funds purchased .........................................................................................................................0 Securities sold under agreements to repurchase.....................................................................................0 Trading liabilities..................................................................................................................................................0 Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases).............................................................................................................................................20,252 Not applicable Not applicable Subordinated notes and debentures......................................................................................................................0 Other liabilities..........................................................................................................................................223,324 Total liabilities...........................................................................................................................................247,626 Not applicable EQUITY CAPITAL Perpetual preferred stock and related surplus ………………………………………………………………...0 Common stock...............................................................................................................................................1,000 Surplus (exclude all surplus related to preferred stock)............................................................................323,797 Not available Retained earnings ...................................................................................................................................809,778 Accumulated other comprehensive income ………………………………………………………… 324 Other equity capital components……………………………………………………………………………...0 Not available Total bank equity capital………………………………………………………………………….1,134,899 Noncontrolling (minority) interests in consolidated subsidiaries …………………………………………..0 Total equity capital.................................................................................................................................1,134,899 Total liabilities and equity capital ..........................................................................................................1,382,525 I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief. Matthew J. McNulty ) CFO We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct. Antonio I. Portuondo, President ) Michael P. Scott, Managing Director ) Directors (Trustees) Kevin P. Caffrey, Managing Director ) 2